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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        Amendment No. 1 on Form 8-K/A to
                                   FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): July 31, 2002



                               NAVARRE CORPORATION
             (Exact name of Registrant as specified in its charter)


          MINNESOTA                    0-22982                   41-1704319
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)



                   7400 49TH AVENUE NORTH, NEW HOPE, MN 55428
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 535-8333














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Items 1, 3, 4, 5, 6, 8 and 9 are not applicable and are therefore omitted.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

We acquired the primary assets of Encore Software, Inc. ("Encore") from the United States Bankruptcy Court for the Central District of California pursuant to an Amended and Restated Asset Purchase Agreement between the Company and Encore effective as of July 10, 2002, as amended by amendment No. 1 to the Agreement effective as of July 31, 2002 (collectively, the "Purchase Agreement"). Pursuant to the Purchase Agreement, we paid approximately $7.4 million in cash and agreed to pay or assumed $2.1 million in debt, which includes Encore's debt to Comerica Bank in the amount of approximately $1.6 million and is secured by the assets of Encore. The $2.1 million in debt does not include a note for $650,000 that was contingent upon Sony's approval for Encore to manufacture the PS2 version of Dragon's Lair by no later then October 17, 2002. Approval was not received by that date and therefore Navarre has no further obligation on that $650,000 note.

We are filing this From 8-K/A to provide the historical financial statements of Encore Software, Inc and the pro forma financial information required by Item 7 of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired

Exhibit 99.1 filed herewith contains the following financial statements of Encore Software, Inc. as required by and for the periods specified in Rule 3-05(b) of Regulation S-X.

Encore Software, Inc.
Report of Independent Auditors
Financial Statements
        Balance Sheets, December 31, 2000 and 2001
        Statements of Operations, Years Ended December 31, 1999, 2000 and 2001 Statements of Stockholders' Equity (Deficit), Years Ended December 31, 1999, 2000 and 2001
        Statements of Cash Flows, Years Ended December 31, 1999, 2000 and 2001 Notes to Financial Statements, December 31, 1999, 2000 and 2001

b) Pro Forma Financial Information

Exhibit 99.2 filed herewith contains the following pro forma financial information as required by and for the periods specified in Article 11 of Regulation S-X:

Unaudited Pro Forma Combined Statement of Operations which combines the audited consolidated results of Navarre Corporation for the year ended March 31, 2002, with the audited consolidated results of Encore Software, Inc. for the year ended December 31, 2001, along with a description of the related pro forma adjustments.

Unaudited Pro Forma Combined Statement of Operations which combines the unaudited consolidated results of Navarre Corporation for the six months ended September 30, 2002, with the unaudited consolidated results of Encore Software, Inc. for the four months ended April 30, 2002, along with a description of the related pro forma adjustments. The unaudited consolidated results of Navarre Corporation for the six months ended September 30, 2002 reflect the actual results of Encore for the two months subsequent to its acquisition.




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c) Exhibits

23.1     Consent of KPMG, LLP

99.1 Filed herewith contains the following financial statements of Encore Software, Inc. as required by and for the periods specified in Rule 3-05(b) of Regulation S-X.

Encore Software, Inc.
Report of Independent Auditors
Financial Statements
        Balance Sheets, December 31, 2000 and 2001
        Statements of Operations, Years Ended December 31, 1999, 2000 and 2001 Statements of Stockholders' Equity (Deficit), Years Ended December 31, 1999, 2000 and 2001
        Statements of Cash Flows, Years Ended December 31, 1999, 2000 and 2001 Notes to Financial Statements, December 31, 1999, 2000 and 2001

99.2 Filed herewith contains the following pro forma financial information as required by and for the periods specified in Article 11 of Regulation S-X:

Unaudited Pro Forma Combined Statement of Operations which combines the audited consolidated results of Navarre Corporation for the year ended March 31, 2002, with the audited consolidated results of Encore Software, Inc. for the year ended December 31, 2001, along with a description of the related pro forma adjustments.

Unaudited Pro Forma Combined Statement of Operations which combines the unaudited consolidated results of Navarre Corporation for the six months ended September 30, 2002, with the unaudited consolidated results of Encore Software, Inc. for the four months ended April 30, 2002, along with a description of the related pro forma adjustments. The unaudited consolidated results of Navarre Corporation for the six months ended September 30, 2002 reflect the actual results of Encore for the two months subsequent to its acquisition.




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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           NAVARRE CORPORATION


                                           By: /s/ Eric H. Paulson
                                               ---------------------------------

                                               Eric H. Paulson
                                               Chairman of the Board, President
                                               and Chief Executive Officer


Dated:   December 4, 2002




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